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                                      23.1
                        CONSENT OF ARTHUR ANDERSEN L.L.P.


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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 10, 1999, included in Interphase Corporation's Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.


                                                     ARTHUR ANDERSEN LLP


Dallas, Texas
November 15, 1999